CONSULTING AGREEMENT

This Consulting Agreement (the "Agreement") is entered into this 12th day of March, 2001 is by and amongst Cormax Business Solutions Inc. (the "Company") and John Batzel (The "Consultant").

WHEREAS, Consultant is skilled in providing legal services, and has provided legal services to Company in the past;

WHEREAS, the Company desires to continue to engage Consultant to continue to provide legal services; and

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration receipt whereof is hereby acknowledged it is agreed.

1. The Company hereby engages the Consultant and the Consultant hereby accepts this engagement on a non-exclusive basis pursuant to the terms and conditions of this Consulting Agreement for a term commencing on the date hereof and terminating February 28, 2001, subject to the rights and obligations of the Consultant to cease to act for the Company pursuant to the Alberta Legal Profession Act, the Law Society of Alberta Code of Professional Conduct and the Rules of the Law Society of Alberta.
2. Consultant shall continue to handle pending litigation matters brought against the Company. Consultant shall also make himself available to represent the Company on any new litigation matters that may be brought against the Company. Notwithstanding the foregoing, it is agreed that should material litigation be commenced during the term of this Agreement the parties agree that they will negotiate in good faith for an ongoing fee arrangement.
3. In order to assist Consultant with his duties, the Company will provide Consultant with such information, as may be required by Consultant.
4. In consideration of the service to be provided, and of services previously provided, Consultant shall receive a fee equal to 100,000 shares of the Company's common stock.

5. The Company will register the 100,000 shares pursuant to a registration statement on Form S-8.
6. During the term of this Agreement, each party may have access to trade secrets, know how, formulae, customer and price lists all of which are valuable, special, proprietary and unique assets of each. The parties agree that all knowledge and information which each other shall acquire during the term of this Agreement, other than as required by Canadian and Alberta law, or as agreed to by the Company and the Consultant. At the termination of this Agreement, or at any other time either party may request the other party to deliver to the other, without retaining any copies, notes or excerpts thereof, all memoranda, diaries, notes, records, plans, specifications, formulae or other documents relating to, directly or indirectly, to any confidential information made or compiled by, or delivered or made available to or otherwise obtained by the respective parties, subject to the duties and obligations of the Consultant pursuant to the Alberta Legal Profession Act, the Law Society of Alberta Code of Professional Conduct and the Rules of the Law Society of Alberta. However, the foregoing provision shall not prohibit Consultant from engaging in any work at any time following his termination of this Agreement, which does not conflict, with the terms of this Agreement.
7. Accept as otherwise provided herein, any notice or other communication to any party pursuant to or relating to this Agreement and the transactions provided for herein shall be deemed to have been given or delivered when deposited in the United States or Canadian Mail, registered or certified, and with proper postage and registration or certification fees prepaid, addressed at their principal place of business or to such other address as may be designated by either party in writing.
8. This Agreement shall be governed by and interpreted pursuant to the laws of the province of Alberta. By entering into this Agreement, the parties agree to the jurisdiction of the courts located in Calgary, Canada. In the event of any breach of this Agreement, the prevailing party shall be entitled to recover all costs including reasonable attorney's fees.
9. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed the original, and it shall not be necessary, in making proof of this Agreement to produce or account for more than one counterpart.

     IN WITNESS WHEREOF, the parties hereto have subscribed their hands and seals the day and year first above written.



CONSULTANT:                                     COMPANY:


/s/ John Batzel                                 /s/ Todd A. Violette
------------------------                        --------------------------
John Batzel                                     President